________________________________________________________________________________


                         CAPITAL MANAGEMENT MID-CAP FUND

________________________________________________________________________________

               a series of the Capital Management Investment Trust


                           Institutional Class Shares



                                  Annual Report


                      FOR THE YEAR ENDED NOVEMBER 30, 2001






                               INVESTMENT ADVISOR
                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005


                         CAPITAL MANAGEMENT MID-CAP FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-888-626-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Capital Management Mid-Cap Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Shields & Company, 140 Broadway Street, 44th Floor, New York, New York 10005, Phone 1-212-320-3015.

                         CAPITAL MANAGEMENT ASSOCIATES
                                  INCORPORATED

                       140 Broadway   New York, N.Y. 10005



INVESTMENT ADVISORS                                         Tel:  (212) 320-2000
                                                            Fax:  (212) 320-2040


                                                     January 2, 2002

Dear Fellow Shareholders,

         In future years, historians will inevitably associate the year 2001 with the shocking terrorist attack at the World Trade Center. The world watched in disbelief as our country suffered civilian losses at home. The attack dominated the news for months and overshadowed the continued decline of equity markets in the United States.
         However, this past year also contained significant political and financial uncertainty well before September 11th. We began the year by inaugurating a President who was forced to endure an acrimonious ballot recount and a seemingly endless series of dramatic, high level legal battles before his election was officially certified. In addition, the legislative branch of our government went to work this year in a 50/50 power stalemate because the Senate witnessed the rare, post election defection of a Senator from the Republican Party to the Independent Party giving control of the Senate to the Democratic Party. This combination of events left the country hoping that bipartisanism would not deteriorate into legislative "gridlock".
         Meanwhile, the U.S. economy was slowly sliding into a unique type of recession. It was statistically clear that the industrial manufacturing component of our economy was mired in a prolonged downturn as companies suffered from global competition and over-capacity at home. In contrast, consumers continued to spend money on houses and automobiles at a steady pace. Then the inevitable "old economy" response to declining profitability took place and companies began to cut costs by reducing payrolls. The miracle of the 1990's; low inflation, full employment and a booming growth rate, was proving to be short lived. Too many newly formed companies were running out of cash as investors waited for a return on their investment.
         The Federal Reserve seemed to recognize this potential problem in early January when it aggressively cut interest rates in attempt to prevent a deep recession. What resulted was a yearlong race between falling interest rates and the unemployment line. No matter what ailed the economy, (high energy costs, rising unemployment, the death of e-companies) the remedy offered was the same: interest rate reductions.
         However, many well-known economists were already pointing to the disturbing Japanese experience where reducing interest rates to "zero percent" failed to stimulate their stagnant economy. The Federal Reserve continued to cut rates throughout the year while consumers kept spending. Many Americans took advantage of these lower rates and refinanced their mortgage or paid down credit card obligations, which helped to increase liquidity in the system. In fact, late in the summer it appeared the U.S. economy was on the verge of a modest recovery.

                                                   Capital Management Associates

         Of course, the September 11th attack changed the domestic and international economic forecast within minutes. Financial markets around the world tumbled as dire forecasts made headline news. One news organization after another focused on terrorism, Anthrax and demoralizing economic statistics creating further uncertainty in the financial markets. Airlines and travel related businesses logically suffered the most immediate losses but the real danger was that the American consumer would stop all discretionary spending for an indefinite period of time.
         In response, President Bush immediately asked Congress for substantial financial aid for individual industries as well as disaster relief for those affected directly by the attack. At the same time, the Federal Reserve began to furiously pump money into our financial system to reduce pressure on financial institutions across the country. We believe that this combination of focused Government spending, increased liquidity and still lower interest rates will eventually fuel the recovery that has proven to be so elusive.

Recent Market Strategy
----------------------

         After considering these facts, all portfolios under the supervision of Capital Management Associates (CMA) were consistently positioned defensively during 2001. In addition, the majority of our investments were focused on stable, well-managed companies that enjoyed a dominant role in their particular industry. We focused on industries that supplied necessary goods and services to the public such as food, utilities and energy companies. Diversification across various sectors also helped CMA provide the portfolio stability that investors desire during periods of economic uncertainty and market volatility.

Current Economic Outlook
------------------------

         As we begin 2002 a variety of encouraging signs point to an economic recovery during the second or third quarter of the year. First and foremost, the job market appears to be stabilizing. Recently released unemployment numbers convincingly indicate that the worst of the layoffs are over by now which surprised many economic forecasters. A healthy job market increases the likelihood that consumers will continue spending on goods and services. But we do not expect employment to regain the robust strength of the late 1990's until the U.S. economy returns to at least a 3-4% growth rate.
         Low interest rates should continue to provide the second strong positive for the economy as long as the Federal Reserve remains committed to the prevention of a steep recession. Mortgage rates of less than 7% should enable millions of Americans to qualify for home loans and automobile financing. Low rates may also enable those families struggling with installment debt to restructure payments and regain financial health. Once again, we expect these positives to work their way through the system and prove a significant boost to consumer sentiment.

                                                   Capital Management Associates

         This recovery, however could face several serious problems that must be resolved. First, the manufacturing segment of the U.S. economy still suffers from excess over-capacity as companies incorporate productivity enhancing equipment and other new technologies. Second, American companies must strive to become the "low cost producer" of high quality products in a highly competitive global economy. Third, government policy must reflect a rational economic goal instead of the blatant politicization of every issue.

Current Portfolio Strategy
--------------------------

         At this time, CMA continues to position portfolios in a relatively conservative manner. We enter the new year with a cash reserve of 7% and a list of stocks that we will seek to purchase at lower prices. We remain invested in value stocks that we believe will preserve capital during any market reversal and we will move into more aggressive investments as an economic recovery becomes more evident.


                                               Joseph A. Zock
                                               President
                                               Capital Management Associates


--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
--------------------------------------------------------------------------------

                         CAPITAL MANAGEMENT MID-CAP FUND
                           INSTITUTIONAL CLASS SHARES

                    Performance Update - $250,000 Investment

        For the period from January 27, 1995 (Commencement of Operations)
                              to November 30, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
                Capital Management
                Mid-Cap Fund -                S&P 400           Russell 2500
                Institutional Shares          Mid-Cap Index     Index
--------------------------------------------------------------------------------
01/27/95            $250,000                   $250,000           $250,000
05/31/95             280,704                    278,878            279,504
11/30/95             307,511                    323,827            324,294
05/31/96             338,926                    357,925            375,203
11/30/96             367,685                    384,443            387,294
05/31/97             414,220                    423,012            419,630
11/30/97             492,411                    489,952            479,159
05/31/98             511,976                    549,380            515,243
11/30/98             438,528                    540,789            462,105
05/31/99             509,967                    614,836            516,569
11/30/99             519,246                    656,353            548,886
05/31/00             624,260                    746,772            603,447
11/30/00             586,193                    759,014            584,093
 5/31/01             620,730                    828,395            649,567
11/30/01             583,765                    772,367            608,057


This graph depicts the performance of the Capital Management Mid-Cap Fund's (the "Fund") Institutional Class Shares versus the Russell 2500 Index and the S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

          --------------- --------------- ----------------------------
                                              Since Commencement
             One Year       Five Years      of Operations (1/27/95)
          --------------- --------------- ----------------------------
             (0.41) %         9.69 %                13.19 %
          --------------- --------------- ----------------------------


>>   The graph  assumes an initial  $250,000  investment  at  January  27,  1995
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At November 30, 2001, the value of the Fund's Institutional Class Shares would have increased to $583,765 - a cumulative total investment return of 133.51% since January 27, 1995.

>> At November 30, 2001, the value of a similar investment in the Russell 2500 Index would have increased to $608,057 - a cumulative total investment return of 143.22% since January 27, 1995; while the value of a similar investment in the S&P 400 Mid-Cap Index would have grown to $772,367 - a cumulative total investment return of 208.95% since January 27, 1995.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 93.75%

      Aerospace & Defense - 3.05%
           Parker-Hannifin Corporation .............................................                   6,000              $  246,300
                                                                                                                          ----------

      Apparel Manufacturing - 3.32%
        (a)Tommy Hilfiger Corporation ..............................................                  20,000                 268,000
                                                                                                                          ----------

      Commercial Services - 3.37%
        (a)Cendant Corporation .....................................................                  16,000                 272,000
                                                                                                                          ----------

      Cosmetics & Personal - 4.12%
           The Dial Corporation ....................................................                  19,000                 332,690
                                                                                                                          ----------

      Electrical Equipment - 2.79%
           TXU Corporation .........................................................                   5,000                 225,500
                                                                                                                          ----------

      Electronics - Components - 5.52%
        (a)KLA-Tencor Corporation ..................................................                   4,500                 226,035
        (a)Waters Corporation ......................................................                   6,000                 219,300
                                                                                                                          ----------
                                                                                                                             445,335
                                                                                                                          ----------
      Financials - Banks, Commercial - 6.04%
           Compass Bancshares, Inc. ................................................                  10,000                 270,300
           Zions Bancorporation ....................................................                   4,500                 217,260
                                                                                                                          ----------
                                                                                                                             487,560
                                                                                                                          ----------
      Financial - Savings / Loans / Thrift - 4.43%
        (a)AmeriCredit Corporation .................................................                  15,500                 358,050
                                                                                                                          ----------

      Food - Processing - 11.26%
           ConAgra Foods, Inc. .....................................................                   2,000                  45,940
        (a)Flowers Foods, Inc. .....................................................                   7,500                 313,950
           McCormick & Company, Incorporated .......................................                   6,000                 258,180
           Sara Lee Corporation ....................................................                  13,300                 291,004
                                                                                                                          ----------
                                                                                                                             909,074
                                                                                                                          ----------
      Forest Products & Paper - 4.43%
           Bowater Incorporated ....................................................                   2,600                 125,034
           Weyerhaeuser Company ....................................................                   4,400                 232,540
                                                                                                                          ----------
                                                                                                                             357,574
                                                                                                                          ----------
      Insurance - Multiline - 3.31%
           RenaissanceRe Holdings Ltd. .............................................                   2,700                 266,922
                                                                                                                          ----------

      Machine - Diversified - 2.97%
           Deere & Company .........................................................                   6,000                 239,940
                                                                                                                          ----------

      Medical Supplies - 3.11%
           Beckman Coulter, Inc. ...................................................                   6,000                 251,400
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         November 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Oil & Gas - Equipment & Services - 5.77%
           Apache Corporation ........................................................                  5,300             $  243,747
           Phillips Petroleum Company ................................................                  4,000                222,520
                                                                                                                          ----------
                                                                                                                             466,267
                                                                                                                          ----------
      Oil & Gas - International - 2.65%
           Unocal Corporation ........................................................                  6,500                213,785
                                                                                                                          ----------

      Power Producers - 7.58%
           IDACORP, Inc. .............................................................                  5,000                186,600
           SCANA Corporation .........................................................                  8,300                224,266
           Sempra Energy .............................................................                  8,774                201,451
                                                                                                                          ----------
                                                                                                                             612,317
                                                                                                                          ----------
      Restaurants & Food - 3.12%
        (a)Brinker International, Inc. ...............................................                  9,000                251,910
                                                                                                                          ----------

      Retail - Department Stores- 4.53%
           J.C. Penney Company, Inc. .................................................                  9,500                240,730
           The May Department Stores Company .........................................                  3,500                125,440
                                                                                                                          ----------
                                                                                                                             366,170
                                                                                                                          ----------
      Retail - Food - 3.74%
           Albertson's, Inc. .........................................................                  9,000                302,040
                                                                                                                          ----------

      Retail - Specialty - 3.16%
        (a)Office Depot, Inc. ........................................................                 15,800                255,170
                                                                                                                          ----------

      Transportation - Air - 5.48%
           SkyWest, Inc. .............................................................                  8,900                207,459
           Southwest Airlines Company ................................................                 12,525                234,843
                                                                                                                          ----------
                                                                                                                             442,302
                                                                                                                          ----------

           Total Common Stocks (Cost $6,498,622) ............................................................              7,570,306
                                                                                                                          ----------

INVESTMENT COMPANIES - 6.24%

      Evergreen Money Market Institutional Money .....................................                138,012                138,012
           Market Fund Class Y Shares #218
      Evergreen Money Market Treasury Institutional Money ............................                366,025                366,025
           Market Fund Class I Shares #495                                                                                ----------

           Total Investment Companies (Cost $504,037) .......................................................                504,037
                                                                                                                          ----------





                                                                                                                         (Continued)

                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         November 30, 2001



Total Value of Investments (Cost $7,002,659 (b)) .....................................                  99.99%            $8,074,343
Other Assets Less Liabilities ........................................................                   0.01%                   939
                                                                                                       ------             ----------
      Net Assets .....................................................................                 100.00%            $8,075,282
                                                                                                       ======             ==========


      (a)  Non-income producing investment.

      (b)  Aggregate  cost for  financial  reporting  and  federal  income  tax  purposes  is the same.  Unrealized  appreciation  /
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ..........................................................................            $1,285,467
           Unrealized depreciation ..........................................................................              (213,784)
                                                                                                                         ----------

                      Net unrealized appreciation ...........................................................            $1,071,684
                                                                                                                         ==========

































See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                         November 30, 2001


ASSETS
      Investments, at value (cost $7,002,659) ..........................................................                $ 8,074,343
      Cash .............................................................................................                        463
      Income receivable ................................................................................                      8,557
      Receivable for investments sold ..................................................................                     13,560
      Due from advisor (note 2) ........................................................................                      5,450
      Other asset ......................................................................................                      3,014
                                                                                                                        -----------

           Total assets ................................................................................                  8,105,387
                                                                                                                        -----------

LIABILITIES
      Accrued expenses .................................................................................                     30,105
                                                                                                                        -----------

NET ASSETS .............................................................................................                $ 8,075,282
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital ..................................................................................                $ 7,636,128
      Accumulated net realized loss on investments .....................................................                   (623,278)
      Distribution in excess of net realized gains .....................................................                     (9,252)
      Net unrealized appreciation on investments .......................................................                  1,071,684
                                                                                                                        -----------
                                                                                                                        $ 8,075,282
                                                                                                                        ===========
INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($7,358,919 / 497,065 shares) ...............................................................                $     14.80
                                                                                                                        ===========

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($716,363 / 50,231 shares) ..................................................................                $     14.26
                                                                                                                        ===========
      Maximum offering price per share (100 / 97 of $14.26) ............................................                $     14.70
                                                                                                                        ===========



















See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended November 30, 2001


NET INVESTMENT INCOME

      Income
           Dividends .......................................................................................              $ 148,624
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) ...............................................................                 83,542
           Fund administration fees (note 2) ...............................................................                 10,443
           Distribution and service fees - Investor Class Shares (note 3) ..................................                  5,924
           Custody fees ....................................................................................                  4,478
           Registration and filing administration fees (note 2) ............................................                  4,873
           Fund accounting fees (note 2) ...................................................................                 36,835
           Audit fees ......................................................................................                 13,768
           Legal fees ......................................................................................                 18,808
           Securities pricing fees .........................................................................                  2,909
           Shareholder recordkeeping fees ..................................................................                 24,000
           Other accounting fees (note 2) ..................................................................                 13,560
           Shareholder servicing expenses ..................................................................                  4,200
           Registration and filing expenses ................................................................                  2,613
           Printing expenses ...............................................................................                  5,001
           Trustee fees and meeting expenses ...............................................................                  8,202
           Other operating expenses ........................................................................                  4,500
                                                                                                                          ---------

               Total expenses ..............................................................................                243,656
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ........................................................                (28,859)
                    Investment advisory fees waived (note 2) ...............................................                (83,542)
                                                                                                                          ---------

               Net expenses ................................................................................                131,255
                                                                                                                          ---------

                    Net investment income ..................................................................                 17,369
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .......................................................               (309,292)
      Increase in unrealized appreciation on investments ...................................................                256,993
                                                                                                                          ---------

           Net realized and unrealized loss on investments .................................................                (52,299)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ........................................              $ (34,930)
                                                                                                                          =========







See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Year ended        Year ended
                                                                                                      November 30,      November 30,
                                                                                                          2001              2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
         Net investment income ..........................................................              $   17,369        $   34,682
         Net realized (loss) gain from investment transactions ..........................                (309,292)        1,005,091
         Increase (decrease) in unrealized appreciation on investments ..................                 256,993          (183,661)
                                                                                                       ----------        ----------
              Net (decrease) increase in net assets resulting from operations ...........                 (34,930)          856,112
                                                                                                       ----------        ----------

     Distributions to shareholders
         From net investment income - Institutional Class Shares ........................                 (32,993)          (18,846)
         From net investment income - Investor Class Shares .............................                       0               (60)
         From net realized gain from investment transactions - Institutional Class Shares              (1,195,702)         (433,714)
         From net realized gain from investment transactions - Investor Class Shares ....                (123,375)          (77,460)
         In excess of net realized gains - Institutional Class Shares ...................                 (11,786)                0
         In excess of net realized gains - Investor Class Shares ........................                  (1,236)                0
                                                                                                       ----------        ----------
              Decrease in net assets resulting from distributions .......................              (1,365,092)         (530,080)
                                                                                                       ----------        ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ...........               1,186,902         1,134,231
                                                                                                       ----------        ----------

                     Total (decrease) increase in net assets ............................                (213,120)        1,460,263
NET ASSETS
     Beginning of year ..................................................................               8,288,402         6,828,139
                                                                                                       ----------        ----------

     End of year (including undistributed net inestment .................................              $8,075,282        $8,288,402
                  income of $19,394 in 2000)                                                           ==========        ==========


(a) A summary of capital share activity follows:
                                                                   -----------------------------------------------------------------
                                                                           Year ended                          Year ended
                                                                        November 30, 2001                   November 30, 2000
                                                                     Shares            Value             Shares            Value
                                                                   -----------------------------------------------------------------
---------------------------------------------------------
               INSTITUTIONAL CLASS SHARES
---------------------------------------------------------
Shares sold .............................................               3,824        $   57,971            66,083        $1,167,659
Shares issued for reinvestment of distributions .........              77,300         1,235,206            27,330           452,560
Shares redeemed .........................................             (11,521)         (178,284)          (10,995)         (190,766)
                                                                   ----------        ----------        ----------        ----------
     Net increase .......................................              69,603        $1,114,893            82,418        $1,429,453
                                                                   ==========        ==========        ==========        ==========
---------------------------------------------------------
                 INVESTOR CLASS SHARES
---------------------------------------------------------
Shares sold .............................................               5,264        $   80,107             1,262        $   22,595
Shares issued for reinvestment of distributions .........               8,385           129,886             4,817            77,520
Shares redeemed .........................................              (9,563)         (137,984)          (22,796)         (395,337)
                                                                   ----------        ----------        ----------        ----------
     Net increase (decrease) ............................               4,086        $   72,009           (16,717)       $ (295,222)
                                                                   ==========        ==========        ==========        ==========
---------------------------------------------------------
                     FUND SUMMARY
---------------------------------------------------------
Shares sold .............................................               9,088        $  138,078            67,345        $1,190,254
Shares issued for reinvestment of distributions .........              85,685         1,365,092            32,147           530,080
Shares redeemed .........................................             (21,084)         (316,268)          (33,791)         (586,103)
                                                                   ----------        ----------        ----------        ----------
     Net increase .......................................              73,689        $1,186,902            65,701        $1,134,231
                                                                   ==========        ==========        ==========        ==========


See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                     INSTITUTIONAL CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                Year ended    Year ended    Year ended    Year ended    Year ended
                                                               November 30,  November 30,  November 30,  November 30,  November 30,
                                                                   2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..........................   $    17.55    $    16.80    $    14.21    $    18.20    $    13.99

      Income (loss) from investment operations
           Net investment income ............................         0.04          0.09          0.03          0.03          0.01
           Net realized and unrealized gain (loss)
               on investments ...............................         0.09          1.99          2.58         (1.70)         4.60
                                                                ----------    ----------    ----------    ----------    ----------
               Total from investment operations .............         0.13          2.08          2.61         (1.67)         4.61
                                                                ----------    ----------    ----------    ----------    ----------

      Distributions to shareholders from
           Net investment income ............................        (0.07)        (0.05)        (0.02)         0.00         (0.04)
           Distributions in excess of net investment income .         0.00          0.00          0.00          0.00         (0.02)
           Net realized gain from investment transactions ...        (2.81)        (1.28)         0.00         (2.32)        (0.34)
                                                                ----------    ----------    ----------    ----------    ----------
               Total distributions ..........................        (2.88)        (1.33)        (0.02)        (2.32)        (0.40)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of year ................................   $    14.80    $    17.55    $    16.80    $    14.21    $    18.20
                                                                ==========    ==========    ==========    ==========    ==========

Total return ................................................        (0.41)%       12.89 %       18.41 %      (10.94)%       33.92 %
                                                                ==========    ==========    ==========    ==========    ==========

Ratios/supplemental data
      Net assets, end of year ...............................   $7,358,919    $7,501,967    $5,796,478    $4,929,525    $5,311,416
                                                                ==========    ==========    ==========    ==========    ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ....         2.85 %        1.87 %        2.81 %        2.60 %        2.92 %
           After expense reimbursements and waived fees .....         1.50 %        1.50 %        1.50 %        1.50 %        1.50 %

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ....        (1.07)%        0.17 %       (1.07)%       (0.93)%       (1.34)%
           After expense reimbursements and waived fees .....         0.28 %        0.54 %        0.24 %        0.17 %        0.08 %

      Portfolio turnover rate ...............................        66.38 %      105.27 %      114.00 %       89.04 %       66.30 %








See accompanying notes to financial statements                                                                           (Continued)


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                        INVESTOR CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                Year ended    Year ended    Year ended    Year ended    Year ended
                                                               November 30,  November 30,  November 30,  November 30,  November 30,
                                                                   2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................    $    17.04    $    16.41    $    13.96    $    18.04    $    13.96

      Income (loss) from investment operations
           Net investment loss .............................         (0.07)        (0.04)        (0.11)        (0.09)        (0.05)
           Net realized and unrealized gain (loss)
               on investments ..............................          0.10          1.95          2.56         (1.67)         4.53
                                                                ----------    ----------    ----------    ----------    ----------
               Total from investment operations ............          0.03          1.91          2.45         (1.76)         4.48
                                                                ----------    ----------    ----------    ----------    ----------

      Distributions to shareholders from
           Net investment income ...........................          0.00          0.00          0.00          0.00         (0.03)
           Distributions in excess of net investment income           0.00          0.00          0.00          0.00         (0.03)
           Net realized gain from investment transactions ..         (2.81)        (1.28)         0.00         (2.32)        (0.34)
                                                                ----------    ----------    ----------    ----------    ----------
               Total distributions .........................         (2.81)        (1.28)         0.00         (2.32)        (0.40)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of year ...............................    $    14.26    $    17.04    $    16.41    $    13.96    $    18.04
                                                                ==========    ==========    ==========    ==========    ==========

Total return (a) ...........................................         (1.18)%       12.17 %       17.55 %      (11.67)%       33.11 %
                                                                ==========    ==========    ==========    ==========    ==========

Ratios/supplemental data
      Net assets, end of year ..............................    $  716,363    $  786,435    $1,031,661    $1,766,893    $1,873,942
                                                                ==========    ==========    ==========    ==========    ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .........    3.60 %        2.63 %        3.56 %        3.35 %        3.71 %
           After expense reimbursements and waived fees ..........    2.25 %        2.25 %        2.25 %        2.25 %        2.25 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .........   (1.81)%       (0.57)%       (1.82)%       (1.67)%       (2.10)%
           After expense reimbursements and waived fees ..........   (0.46)%       (0.19)%       (0.51)%       (0.57)%       (0.63)%

      Portfolio turnover rate ....................................   66.38 %      105.27 %      114.00 %       89.04 %       66.30 %


(a)  Total return does not reflect payment of a sales charge.









See accompanying notes to financial statements


                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Capital Management Mid-Cap Fund (the "Fund"), formerly known as the Capital Management Equity Fund, an open-end investment company, is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended. The Fund began operations on January 27, 1995. The investment objective of the fund is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. The Fund has an unlimited number of $0.01 par value beneficial interest shares that are authorized, which are divided into two classes - Institutional Class Shares and Investor Class Shares. Only Institutional Class Shares were offered by the Fund prior to April 7, 1995.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees (the "Trustees") determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost which approximates value.

         B. FederalIncome Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.


                                                                     (Continued)

                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



                  The Fund has capital loss carryforwards for federal income tax purposes of $623,278, which expires in the year 2009. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

         Capital Management Associates, Inc. currently intends to voluntarily reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary reimbursements will continue. The Advisor has reimbursed $28,859 of the operating expenses incurred by the Fund for the year ended November 30, 2001. The Advisor has also voluntarily waived a portion of its fee amounting to $83,542 ($0.15 per share) for the year ended November 30, 2001.

         The Fund's administrator, The Nottingham Management Company, Inc. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.100% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus an additional fee of 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended November 30, 2001, the Distributor retained sales charges in the amount of $164.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Class Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets. The Fund incurred $5,924 of such expenses for the year ended November 30, 2001.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $5,939,044 and $4,972,237, respectively, for the year ended November 30, 2001.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

         For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term and short-term capital gain to its shareholders. Of the total $2.81 per share distribution for the year ended November 30, 2001, the entire amount represents long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Capital Management Investment Trust and Shareholders of Capital Management Mid-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Capital Management Mid-Cap Fund (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Management Mid-Cap Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

Pittsburgh, Pennsylvania
December 21, 2001

________________________________________________________________________________


                         CAPITAL MANAGEMENT MID-CAP FUND

________________________________________________________________________________

               a series of the Capital Management Investment Trust


                              Investor Class Shares



                                  Annual Report


                      FOR THE YEAR ENDED NOVEMBER 30, 2001






                               INVESTMENT ADVISOR
                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005


                         CAPITAL MANAGEMENT MID-CAP FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-888-626-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Capital Management Mid-Cap Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Shields & Company, 140 Broadway Street, 44th Floor, New York, New York 10005, Phone 1-212-320-3015.

                         CAPITAL MANAGEMENT ASSOCIATES
                                  INCORPORATED

                       140 Broadway   New York, N.Y. 10005



INVESTMENT ADVISORS                                         Tel:  (212) 320-2000
                                                            Fax:  (212) 320-2040


                                                     January 2, 2002

Dear Fellow Shareholders,

         In future years, historians will inevitably associate the year 2001 with the shocking terrorist attack at the World Trade Center. The world watched in disbelief as our country suffered civilian losses at home. The attack dominated the news for months and overshadowed the continued decline of equity markets in the United States.
         However, this past year also contained significant political and financial uncertainty well before September 11th. We began the year by inaugurating a President who was forced to endure an acrimonious ballot recount and a seemingly endless series of dramatic, high level legal battles before his election was officially certified. In addition, the legislative branch of our government went to work this year in a 50/50 power stalemate because the Senate witnessed the rare, post election defection of a Senator from the Republican Party to the Independent Party giving control of the Senate to the Democratic Party. This combination of events left the country hoping that bipartisanism would not deteriorate into legislative "gridlock".
         Meanwhile, the U.S. economy was slowly sliding into a unique type of recession. It was statistically clear that the industrial manufacturing component of our economy was mired in a prolonged downturn as companies suffered from global competition and over-capacity at home. In contrast, consumers continued to spend money on houses and automobiles at a steady pace. Then the inevitable "old economy" response to declining profitability took place and companies began to cut costs by reducing payrolls. The miracle of the 1990's; low inflation, full employment and a booming growth rate, was proving to be short lived. Too many newly formed companies were running out of cash as investors waited for a return on their investment.
         The Federal Reserve seemed to recognize this potential problem in early January when it aggressively cut interest rates in attempt to prevent a deep recession. What resulted was a yearlong race between falling interest rates and the unemployment line. No matter what ailed the economy, (high energy costs, rising unemployment, the death of e-companies) the remedy offered was the same: interest rate reductions.
         However, many well-known economists were already pointing to the disturbing Japanese experience where reducing interest rates to "zero percent" failed to stimulate their stagnant economy. The Federal Reserve continued to cut rates throughout the year while consumers kept spending. Many Americans took advantage of these lower rates and refinanced their mortgage or paid down credit card obligations, which helped to increase liquidity in the system. In fact, late in the summer it appeared the U.S. economy was on the verge of a modest recovery.

                                                   Capital Management Associates

         Of course, the September 11th attack changed the domestic and international economic forecast within minutes. Financial markets around the world tumbled as dire forecasts made headline news. One news organization after another focused on terrorism, Anthrax and demoralizing economic statistics creating further uncertainty in the financial markets. Airlines and travel related businesses logically suffered the most immediate losses but the real danger was that the American consumer would stop all discretionary spending for an indefinite period of time.
         In response, President Bush immediately asked Congress for substantial financial aid for individual industries as well as disaster relief for those affected directly by the attack. At the same time, the Federal Reserve began to furiously pump money into our financial system to reduce pressure on financial institutions across the country. We believe that this combination of focused Government spending, increased liquidity and still lower interest rates will eventually fuel the recovery that has proven to be so elusive.

Recent Market Strategy
----------------------

         After considering these facts, all portfolios under the supervision of Capital Management Associates (CMA) were consistently positioned defensively during 2001. In addition, the majority of our investments were focused on stable, well-managed companies that enjoyed a dominant role in their particular industry. We focused on industries that supplied necessary goods and services to the public such as food, utilities and energy companies. Diversification across various sectors also helped CMA provide the portfolio stability that investors desire during periods of economic uncertainty and market volatility.

Current Economic Outlook
------------------------

         As we begin 2002 a variety of encouraging signs point to an economic recovery during the second or third quarter of the year. First and foremost, the job market appears to be stabilizing. Recently released unemployment numbers convincingly indicate that the worst of the layoffs are over by now which surprised many economic forecasters. A healthy job market increases the likelihood that consumers will continue spending on goods and services. But we do not expect employment to regain the robust strength of the late 1990's until the U.S. economy returns to at least a 3-4% growth rate.
         Low interest rates should continue to provide the second strong positive for the economy as long as the Federal Reserve remains committed to the prevention of a steep recession. Mortgage rates of less than 7% should enable millions of Americans to qualify for home loans and automobile financing. Low rates may also enable those families struggling with installment debt to restructure payments and regain financial health. Once again, we expect these positives to work their way through the system and prove a significant boost to consumer sentiment.

                                                   Capital Management Associates

         This recovery, however could face several serious problems that must be resolved. First, the manufacturing segment of the U.S. economy still suffers from excess over-capacity as companies incorporate productivity enhancing equipment and other new technologies. Second, American companies must strive to become the "low cost producer" of high quality products in a highly competitive global economy. Third, government policy must reflect a rational economic goal instead of the blatant politicization of every issue.

Current Portfolio Strategy
--------------------------

         At this time, CMA continues to position portfolios in a relatively conservative manner. We enter the new year with a cash reserve of 7% and a list of stocks that we will seek to purchase at lower prices. We remain invested in value stocks that we believe will preserve capital during any market reversal and we will move into more aggressive investments as an economic recovery becomes more evident.


                                               Joseph A. Zock
                                               President
                                               Capital Management Associates


--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
--------------------------------------------------------------------------------

                         CAPITAL MANAGEMENT MID-CAP FUND
                              INVESTOR CLASS SHARES

                     Performance Update - $10,000 Investment

         For the period from April 7, 1995 (Commencement of Operations)
                              to November 30, 2001


[Line Graph Here]:

--------------------------------------------------------------------------------
             Capital Management              S&P 400 Mid-Cap    Russell 2500
             Mid-Cap Fund-Investor Shares    Index              Index
--------------------------------------------------------------------------------
04/07/95          $ 9,700                     $10,000             $10,000
05/31/95            9,825                      10,433              10,350
11/30/95           10,693                      12,115              12,009
05/31/96           11,750                      13,391              13,894
11/30/96           12,790                      14,383              14,342
05/31/97           14,393                      15,826              15,540
11/30/97           17,025                      18,330              17,744
05/31/98           17,634                      20,553              19,080
11/30/98           15,038                      20,232              17,112
05/31/99           17,429                      23,002              19,129
11/30/99           17,677                      24,555              20,326
05/31/00           21,190                      27,938              22,347
11/30/00           19,829                      28,396              21,630
 5/31/01           20,916                      30,992              24,054
11/30/01           19,596                      28,896              22,517


This graph depicts the performance of the Capital Management Mid-Cap Fund's (the "Fund") Investor Class Shares versus the Russell 2500 Index and the S&P 400 Mid-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

------------------------- ----------- ------------- ----------------------------
                                                         Since Commencement
                            One Year    Five Years     of Operations (4/7/95)
------------------------- ----------- ------------- ----------------------------
      No Sales Load         (1.18) %      8.91 %               11.15 %
------------------------- ----------- ------------- ----------------------------
3.00% Maximum Sales Load    (4.14) %      8.25 %               10.64 %
------------------------- ----------- ------------- ----------------------------


>> The graph assumes an initial $10,000 investment ($9,700 after maximum sales load of 3.00%) at April 7, 1995 (commencement of operations). All dividends and distributions are reinvested.

>> At November 30, 2001, the value of the Fund's Investor Class Shares would have increased to $19,596 - a cumulative total investment return of 95.96% since April 7, 1995. Without the deduction of the 3.00% maximum sales load, the value of the Fund's Investor Shares would have increased to $20,202 - a cumulative total investment return of 102.02% since April 7, 1995. The sales load may be reduced or eliminated for larger purchases.

>> At November 30, 2001, the value of a similar investment in the Russell 2500 Index would have increased to $22,517 - a cumulative total investment return of 125.17% since April 7, 1995; while the value of a similar investment in the S&P 400 Mid-Cap Index would have grown to $28,896 - a cumulative total investment return of 188.96% since April 7, 1995.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 93.75%

      Aerospace & Defense - 3.05%
           Parker-Hannifin Corporation .............................................                   6,000              $  246,300
                                                                                                                          ----------

      Apparel Manufacturing - 3.32%
        (a)Tommy Hilfiger Corporation ..............................................                  20,000                 268,000
                                                                                                                          ----------

      Commercial Services - 3.37%
        (a)Cendant Corporation .....................................................                  16,000                 272,000
                                                                                                                          ----------

      Cosmetics & Personal - 4.12%
           The Dial Corporation ....................................................                  19,000                 332,690
                                                                                                                          ----------

      Electrical Equipment - 2.79%
           TXU Corporation .........................................................                   5,000                 225,500
                                                                                                                          ----------

      Electronics - Components - 5.52%
        (a)KLA-Tencor Corporation ..................................................                   4,500                 226,035
        (a)Waters Corporation ......................................................                   6,000                 219,300
                                                                                                                          ----------
                                                                                                                             445,335
                                                                                                                          ----------
      Financials - Banks, Commercial - 6.04%
           Compass Bancshares, Inc. ................................................                  10,000                 270,300
           Zions Bancorporation ....................................................                   4,500                 217,260
                                                                                                                          ----------
                                                                                                                             487,560
                                                                                                                          ----------
      Financial - Savings / Loans / Thrift - 4.43%
        (a)AmeriCredit Corporation .................................................                  15,500                 358,050
                                                                                                                          ----------

      Food - Processing - 11.26%
           ConAgra Foods, Inc. .....................................................                   2,000                  45,940
        (a)Flowers Foods, Inc. .....................................................                   7,500                 313,950
           McCormick & Company, Incorporated .......................................                   6,000                 258,180
           Sara Lee Corporation ....................................................                  13,300                 291,004
                                                                                                                          ----------
                                                                                                                             909,074
                                                                                                                          ----------
      Forest Products & Paper - 4.43%
           Bowater Incorporated ....................................................                   2,600                 125,034
           Weyerhaeuser Company ....................................................                   4,400                 232,540
                                                                                                                          ----------
                                                                                                                             357,574
                                                                                                                          ----------
      Insurance - Multiline - 3.31%
           RenaissanceRe Holdings Ltd. .............................................                   2,700                 266,922
                                                                                                                          ----------

      Machine - Diversified - 2.97%
           Deere & Company .........................................................                   6,000                 239,940
                                                                                                                          ----------

      Medical Supplies - 3.11%
           Beckman Coulter, Inc. ...................................................                   6,000                 251,400
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         November 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Oil & Gas - Equipment & Services - 5.77%
           Apache Corporation ........................................................                  5,300             $  243,747
           Phillips Petroleum Company ................................................                  4,000                222,520
                                                                                                                          ----------
                                                                                                                             466,267
                                                                                                                          ----------
      Oil & Gas - International - 2.65%
           Unocal Corporation ........................................................                  6,500                213,785
                                                                                                                          ----------

      Power Producers - 7.58%
           IDACORP, Inc. .............................................................                  5,000                186,600
           SCANA Corporation .........................................................                  8,300                224,266
           Sempra Energy .............................................................                  8,774                201,451
                                                                                                                          ----------
                                                                                                                             612,317
                                                                                                                          ----------
      Restaurants & Food - 3.12%
        (a)Brinker International, Inc. ...............................................                  9,000                251,910
                                                                                                                          ----------

      Retail - Department Stores- 4.53%
           J.C. Penney Company, Inc. .................................................                  9,500                240,730
           The May Department Stores Company .........................................                  3,500                125,440
                                                                                                                          ----------
                                                                                                                             366,170
                                                                                                                          ----------
      Retail - Food - 3.74%
           Albertson's, Inc. .........................................................                  9,000                302,040
                                                                                                                          ----------

      Retail - Specialty - 3.16%
        (a)Office Depot, Inc. ........................................................                 15,800                255,170
                                                                                                                          ----------

      Transportation - Air - 5.48%
           SkyWest, Inc. .............................................................                  8,900                207,459
           Southwest Airlines Company ................................................                 12,525                234,843
                                                                                                                          ----------
                                                                                                                             442,302
                                                                                                                          ----------

           Total Common Stocks (Cost $6,498,622) ............................................................              7,570,306
                                                                                                                          ----------

INVESTMENT COMPANIES - 6.24%

      Evergreen Money Market Institutional Money .....................................                138,012                138,012
           Market Fund Class Y Shares #218
      Evergreen Money Market Treasury Institutional Money ............................                366,025                366,025
           Market Fund Class I Shares #495                                                                                ----------

           Total Investment Companies (Cost $504,037) .......................................................                504,037
                                                                                                                          ----------





                                                                                                                         (Continued)

                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                         November 30, 2001



Total Value of Investments (Cost $7,002,659 (b)) .....................................                  99.99%            $8,074,343
Other Assets Less Liabilities ........................................................                   0.01%                   939
                                                                                                       ------             ----------
      Net Assets .....................................................................                 100.00%            $8,075,282
                                                                                                       ======             ==========


      (a)  Non-income producing investment.

      (b)  Aggregate  cost for  financial  reporting  and  federal  income  tax  purposes  is the same.  Unrealized  appreciation  /
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ..........................................................................            $1,285,467
           Unrealized depreciation ..........................................................................              (213,784)
                                                                                                                         ----------

                      Net unrealized appreciation ...........................................................            $1,071,684
                                                                                                                         ==========

































See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                         November 30, 2001


ASSETS
      Investments, at value (cost $7,002,659) ..........................................................                $ 8,074,343
      Cash .............................................................................................                        463
      Income receivable ................................................................................                      8,557
      Receivable for investments sold ..................................................................                     13,560
      Due from advisor (note 2) ........................................................................                      5,450
      Other asset ......................................................................................                      3,014
                                                                                                                        -----------

           Total assets ................................................................................                  8,105,387
                                                                                                                        -----------

LIABILITIES
      Accrued expenses .................................................................................                     30,105
                                                                                                                        -----------

NET ASSETS .............................................................................................                $ 8,075,282
                                                                                                                        ===========

NET ASSETS CONSIST OF
      Paid-in capital ..................................................................................                $ 7,636,128
      Accumulated net realized loss on investments .....................................................                   (623,278)
      Distribution in excess of net realized gains .....................................................                     (9,252)
      Net unrealized appreciation on investments .......................................................                  1,071,684
                                                                                                                        -----------
                                                                                                                        $ 8,075,282
                                                                                                                        ===========
INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($7,358,919 / 497,065 shares) ...............................................................                $     14.80
                                                                                                                        ===========

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($716,363 / 50,231 shares) ..................................................................                $     14.26
                                                                                                                        ===========
      Maximum offering price per share (100 / 97 of $14.26) ............................................                $     14.70
                                                                                                                        ===========



















See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended November 30, 2001


NET INVESTMENT INCOME

      Income
           Dividends .......................................................................................              $ 148,624
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) ...............................................................                 83,542
           Fund administration fees (note 2) ...............................................................                 10,443
           Distribution and service fees - Investor Class Shares (note 3) ..................................                  5,924
           Custody fees ....................................................................................                  4,478
           Registration and filing administration fees (note 2) ............................................                  4,873
           Fund accounting fees (note 2) ...................................................................                 36,835
           Audit fees ......................................................................................                 13,768
           Legal fees ......................................................................................                 18,808
           Securities pricing fees .........................................................................                  2,909
           Shareholder recordkeeping fees ..................................................................                 24,000
           Other accounting fees (note 2) ..................................................................                 13,560
           Shareholder servicing expenses ..................................................................                  4,200
           Registration and filing expenses ................................................................                  2,613
           Printing expenses ...............................................................................                  5,001
           Trustee fees and meeting expenses ...............................................................                  8,202
           Other operating expenses ........................................................................                  4,500
                                                                                                                          ---------

               Total expenses ..............................................................................                243,656
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ........................................................                (28,859)
                    Investment advisory fees waived (note 2) ...............................................                (83,542)
                                                                                                                          ---------

               Net expenses ................................................................................                131,255
                                                                                                                          ---------

                    Net investment income ..................................................................                 17,369
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions .......................................................               (309,292)
      Increase in unrealized appreciation on investments ...................................................                256,993
                                                                                                                          ---------

           Net realized and unrealized loss on investments .................................................                (52,299)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ........................................              $ (34,930)
                                                                                                                          =========







See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Year ended        Year ended
                                                                                                      November 30,      November 30,
                                                                                                          2001              2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
         Net investment income ..........................................................              $   17,369        $   34,682
         Net realized (loss) gain from investment transactions ..........................                (309,292)        1,005,091
         Increase (decrease) in unrealized appreciation on investments ..................                 256,993          (183,661)
                                                                                                       ----------        ----------
              Net (decrease) increase in net assets resulting from operations ...........                 (34,930)          856,112
                                                                                                       ----------        ----------

     Distributions to shareholders
         From net investment income - Institutional Class Shares ........................                 (32,993)          (18,846)
         From net investment income - Investor Class Shares .............................                       0               (60)
         From net realized gain from investment transactions - Institutional Class Shares              (1,195,702)         (433,714)
         From net realized gain from investment transactions - Investor Class Shares ....                (123,375)          (77,460)
         In excess of net realized gains - Institutional Class Shares ...................                 (11,786)                0
         In excess of net realized gains - Investor Class Shares ........................                  (1,236)                0
                                                                                                       ----------        ----------
              Decrease in net assets resulting from distributions .......................              (1,365,092)         (530,080)
                                                                                                       ----------        ----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ...........               1,186,902         1,134,231
                                                                                                       ----------        ----------

                     Total (decrease) increase in net assets ............................                (213,120)        1,460,263
NET ASSETS
     Beginning of year ..................................................................               8,288,402         6,828,139
                                                                                                       ----------        ----------

     End of year (including undistributed net inestment .................................              $8,075,282        $8,288,402
                  income of $19,394 in 2000)                                                           ==========        ==========


(a) A summary of capital share activity follows:
                                                                   -----------------------------------------------------------------
                                                                           Year ended                          Year ended
                                                                        November 30, 2001                   November 30, 2000
                                                                     Shares            Value             Shares            Value
                                                                   -----------------------------------------------------------------
---------------------------------------------------------
               INSTITUTIONAL CLASS SHARES
---------------------------------------------------------
Shares sold .............................................               3,824        $   57,971            66,083        $1,167,659
Shares issued for reinvestment of distributions .........              77,300         1,235,206            27,330           452,560
Shares redeemed .........................................             (11,521)         (178,284)          (10,995)         (190,766)
                                                                   ----------        ----------        ----------        ----------
     Net increase .......................................              69,603        $1,114,893            82,418        $1,429,453
                                                                   ==========        ==========        ==========        ==========
---------------------------------------------------------
                 INVESTOR CLASS SHARES
---------------------------------------------------------
Shares sold .............................................               5,264        $   80,107             1,262        $   22,595
Shares issued for reinvestment of distributions .........               8,385           129,886             4,817            77,520
Shares redeemed .........................................              (9,563)         (137,984)          (22,796)         (395,337)
                                                                   ----------        ----------        ----------        ----------
     Net increase (decrease) ............................               4,086        $   72,009           (16,717)       $ (295,222)
                                                                   ==========        ==========        ==========        ==========
---------------------------------------------------------
                     FUND SUMMARY
---------------------------------------------------------
Shares sold .............................................               9,088        $  138,078            67,345        $1,190,254
Shares issued for reinvestment of distributions .........              85,685         1,365,092            32,147           530,080
Shares redeemed .........................................             (21,084)         (316,268)          (33,791)         (586,103)
                                                                   ----------        ----------        ----------        ----------
     Net increase .......................................              73,689        $1,186,902            65,701        $1,134,231
                                                                   ==========        ==========        ==========        ==========


See accompanying notes to financial statements


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                     INSTITUTIONAL CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                Year ended    Year ended    Year ended    Year ended    Year ended
                                                               November 30,  November 30,  November 30,  November 30,  November 30,
                                                                   2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ..........................   $    17.55    $    16.80    $    14.21    $    18.20    $    13.99

      Income (loss) from investment operations
           Net investment income ............................         0.04          0.09          0.03          0.03          0.01
           Net realized and unrealized gain (loss)
               on investments ...............................         0.09          1.99          2.58         (1.70)         4.60
                                                                ----------    ----------    ----------    ----------    ----------
               Total from investment operations .............         0.13          2.08          2.61         (1.67)         4.61
                                                                ----------    ----------    ----------    ----------    ----------

      Distributions to shareholders from
           Net investment income ............................        (0.07)        (0.05)        (0.02)         0.00         (0.04)
           Distributions in excess of net investment income .         0.00          0.00          0.00          0.00         (0.02)
           Net realized gain from investment transactions ...        (2.81)        (1.28)         0.00         (2.32)        (0.34)
                                                                ----------    ----------    ----------    ----------    ----------
               Total distributions ..........................        (2.88)        (1.33)        (0.02)        (2.32)        (0.40)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of year ................................   $    14.80    $    17.55    $    16.80    $    14.21    $    18.20
                                                                ==========    ==========    ==========    ==========    ==========

Total return ................................................        (0.41)%       12.89 %       18.41 %      (10.94)%       33.92 %
                                                                ==========    ==========    ==========    ==========    ==========

Ratios/supplemental data
      Net assets, end of year ...............................   $7,358,919    $7,501,967    $5,796,478    $4,929,525    $5,311,416
                                                                ==========    ==========    ==========    ==========    ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ....         2.85 %        1.87 %        2.81 %        2.60 %        2.92 %
           After expense reimbursements and waived fees .....         1.50 %        1.50 %        1.50 %        1.50 %        1.50 %

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ....        (1.07)%        0.17 %       (1.07)%       (0.93)%       (1.34)%
           After expense reimbursements and waived fees .....         0.28 %        0.54 %        0.24 %        0.17 %        0.08 %

      Portfolio turnover rate ...............................        66.38 %      105.27 %      114.00 %       89.04 %       66.30 %








See accompanying notes to financial statements                                                                           (Continued)


                                                   CAPITAL MANAGEMENT MID-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

                                                        INVESTOR CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                Year ended    Year ended    Year ended    Year ended    Year ended
                                                               November 30,  November 30,  November 30,  November 30,  November 30,
                                                                   2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................    $    17.04    $    16.41    $    13.96    $    18.04    $    13.96

      Income (loss) from investment operations
           Net investment loss .............................         (0.07)        (0.04)        (0.11)        (0.09)        (0.05)
           Net realized and unrealized gain (loss)
               on investments ..............................          0.10          1.95          2.56         (1.67)         4.53
                                                                ----------    ----------    ----------    ----------    ----------
               Total from investment operations ............          0.03          1.91          2.45         (1.76)         4.48
                                                                ----------    ----------    ----------    ----------    ----------

      Distributions to shareholders from
           Net investment income ...........................          0.00          0.00          0.00          0.00         (0.03)
           Distributions in excess of net investment income           0.00          0.00          0.00          0.00         (0.03)
           Net realized gain from investment transactions ..         (2.81)        (1.28)         0.00         (2.32)        (0.34)
                                                                ----------    ----------    ----------    ----------    ----------
               Total distributions .........................         (2.81)        (1.28)         0.00         (2.32)        (0.40)
                                                                ----------    ----------    ----------    ----------    ----------

Net asset value, end of year ...............................    $    14.26    $    17.04    $    16.41    $    13.96    $    18.04
                                                                ==========    ==========    ==========    ==========    ==========

Total return (a) ...........................................         (1.18)%       12.17 %       17.55 %      (11.67)%       33.11 %
                                                                ==========    ==========    ==========    ==========    ==========

Ratios/supplemental data
      Net assets, end of year ..............................    $  716,363    $  786,435    $1,031,661    $1,766,893    $1,873,942
                                                                ==========    ==========    ==========    ==========    ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .........    3.60 %        2.63 %        3.56 %        3.35 %        3.71 %
           After expense reimbursements and waived fees ..........    2.25 %        2.25 %        2.25 %        2.25 %        2.25 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees .........   (1.81)%       (0.57)%       (1.82)%       (1.67)%       (2.10)%
           After expense reimbursements and waived fees ..........   (0.46)%       (0.19)%       (0.51)%       (0.57)%       (0.63)%

      Portfolio turnover rate ....................................   66.38 %      105.27 %      114.00 %       89.04 %       66.30 %


(a)  Total return does not reflect payment of a sales charge.









See accompanying notes to financial statements


                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Capital Management Mid-Cap Fund (the "Fund"), formerly known as the Capital Management Equity Fund, an open-end investment company, is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended. The Fund began operations on January 27, 1995. The investment objective of the fund is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. The Fund has an unlimited number of $0.01 par value beneficial interest shares that are authorized, which are divided into two classes - Institutional Class Shares and Investor Class Shares. Only Institutional Class Shares were offered by the Fund prior to April 7, 1995.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees (the "Trustees") determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost which approximates value.

         B. FederalIncome Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.


                                                                     (Continued)

                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



                  The Fund has capital loss carryforwards for federal income tax purposes of $623,278, which expires in the year 2009. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

         Capital Management Associates, Inc. currently intends to voluntarily reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class. There can be no assurance that the foregoing voluntary reimbursements will continue. The Advisor has reimbursed $28,859 of the operating expenses incurred by the Fund for the year ended November 30, 2001. The Advisor has also voluntarily waived a portion of its fee amounting to $83,542 ($0.15 per share) for the year ended November 30, 2001.

         The Fund's administrator, The Nottingham Management Company, Inc. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.100% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus an additional fee of 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

                                                                     (Continued)

                         CAPITAL MANAGEMENT MID-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended November 30, 2001, the Distributor retained sales charges in the amount of $164.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Class Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets. The Fund incurred $5,924 of such expenses for the year ended November 30, 2001.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $5,939,044 and $4,972,237, respectively, for the year ended November 30, 2001.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

         For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term and short-term capital gain to its shareholders. Of the total $2.81 per share distribution for the year ended November 30, 2001, the entire amount represents long-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Capital Management Investment Trust and Shareholders of Capital Management Mid-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Capital Management Mid-Cap Fund (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Management Mid-Cap Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

Pittsburgh, Pennsylvania
December 21, 2001

________________________________________________________________________________


                        CAPITAL MANAGEMENT SMALL-CAP FUND

________________________________________________________________________________

               a series of the Capital Management Investment Trust


                           Institutional Class Shares



                                  Annual Report


                      FOR THE YEAR ENDED NOVEMBER 30, 2001





                               INVESTMENT ADVISOR
                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005


                        CAPITAL MANAGEMENT SMALL-CAP FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-888-626-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Capital Management Small-Cap Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Shields & Company, 140 Broadway Street, 44th Floor, New York, New York 10005, Phone 1-212-320-3015

                         CAPITAL MANAGEMENT ASSOCIATES
                                  INCORPORATED

                       140 Broadway   New York, N.Y. 10005



INVESTMENT ADVISORS                                         Tel:  (212) 320-2000
                                                            Fax:  (212) 320-2040


                                                     January 2, 2002

Dear Fellow Shareholders,

         In future years, historians will inevitably associate the year 2001 with the shocking terrorist attack at the World Trade Center. The world watched in disbelief as our country suffered civilian losses at home. The attack dominated the news for months and overshadowed the continued decline of equity markets in the United States.
         However, this past year also contained significant political and financial uncertainty well before September 11th. We began the year by inaugurating a President who was forced to endure an acrimonious ballot recount and a seemingly endless series of dramatic, high level legal battles before his election was officially certified. In addition, the legislative branch of our government went to work this year in a 50/50 power stalemate because the Senate witnessed the rare, post election defection of a Senator from the Republican Party to the Independent Party giving control of the Senate to the Democratic Party. This combination of events left the country hoping that bipartisanism would not deteriorate into legislative "gridlock".
         Meanwhile, the U.S. economy was slowly sliding into a unique type of recession. It was statistically clear that the industrial manufacturing component of our economy was mired in a prolonged downturn as companies suffered from global competition and over-capacity at home. In contrast, consumers continued to spend money on houses and automobiles at a steady pace. Then the inevitable "old economy" response to declining profitability took place and companies began to cut costs by reducing payrolls. The miracle of the 1990's; low inflation, full employment and a booming growth rate, was proving to be short lived. Too many newly formed companies were running out of cash as investors waited for a return on their investment.
         The Federal Reserve seemed to recognize this potential problem in early January when it aggressively cut interest rates in attempt to prevent a deep recession. What resulted was a yearlong race between falling interest rates and the unemployment line. No matter what ailed the economy, (high energy costs, rising unemployment, the death of e-companies) the remedy offered was the same: interest rate reductions.
         However, many well-known economists were already pointing to the disturbing Japanese experience where reducing interest rates to "zero percent" failed to stimulate their stagnant economy. The Federal Reserve continued to cut rates throughout the year while consumers kept spending. Many Americans took advantage of these lower rates and refinanced their mortgage or paid down credit card obligations, which helped to increase liquidity in the system. In fact, late in the summer it appeared the U.S. economy was on the verge of a modest recovery.

                                                   Capital Management Associates

         Of course, the September 11th attack changed the domestic and international economic forecast within minutes. Financial markets around the world tumbled as dire forecasts made headline news. One news organization after another focused on terrorism, Anthrax and demoralizing economic statistics creating further uncertainty in the financial markets. Airlines and travel related businesses logically suffered the most immediate losses but the real danger was that the American consumer would stop all discretionary spending for an indefinite period of time.
         In response, President Bush immediately asked Congress for substantial financial aid for individual industries as well as disaster relief for those affected directly by the attack. At the same time, the Federal Reserve began to furiously pump money into our financial system to reduce pressure on financial institutions across the country. We believe that this combination of focused Government spending, increased liquidity and still lower interest rates will eventually fuel the recovery that has proven to be so elusive.

Recent Market Strategy
----------------------

         After considering these facts, all portfolios under the supervision of Capital Management Associates (CMA) were consistently positioned defensively during 2001. In addition, the majority of our investments were focused on stable, well-managed companies that enjoyed a dominant role in their particular industry. We focused on industries that supplied necessary goods and services to the public such as food, utilities and energy companies. Diversification across various sectors also helped CMA provide the portfolio stability that investors desire during periods of economic uncertainty and market volatility.

Current Economic Outlook
------------------------

         As we begin 2002 a variety of encouraging signs point to an economic recovery during the second or third quarter of the year. First and foremost, the job market appears to be stabilizing. Recently released unemployment numbers convincingly indicate that the worst of the layoffs are over by now which surprised many economic forecasters. A healthy job market increases the likelihood that consumers will continue spending on goods and services. But we do not expect employment to regain the robust strength of the late 1990's until the U.S. economy returns to at least a 3-4% growth rate.
         Low interest rates should continue to provide the second strong positive for the economy as long as the Federal Reserve remains committed to the prevention of a steep recession. Mortgage rates of less than 7% should enable millions of Americans to qualify for home loans and automobile financing. Low rates may also enable those families struggling with installment debt to restructure payments and regain financial health. Once again, we expect these positives to work their way through the system and prove a significant boost to consumer sentiment.

                                                   Capital Management Associates

         This recovery, however could face several serious problems that must be resolved. First, the manufacturing segment of the U.S. economy still suffers from excess over-capacity as companies incorporate productivity enhancing equipment and other new technologies. Second, American companies must strive to become the "low cost producer" of high quality products in a highly competitive global economy. Third, government policy must reflect a rational economic goal instead of the blatant politicization of every issue.

Current Portfolio Strategy
--------------------------

         At this time, CMA continues to position portfolios in a relatively conservative manner. We enter the new year with a cash reserve of 7% and a list of stocks that we will seek to purchase at lower prices. We remain invested in value stocks that we believe will preserve capital during any market reversal and we will move into more aggressive investments as an economic recovery becomes more evident.


                                               Joseph A. Zock
                                               President
                                               Capital Management Associates


--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
--------------------------------------------------------------------------------

                        CAPITAL MANAGEMENT SMALL-CAP FUND
                           INSTITUTIONAL CLASS SHARES

                    Performance Update - $250,000 Investment

        For the period from January 12, 1999 (Commencement of Operations)
                              to November 30, 2001


[Bar Chart Here]:

--------------------------------------------------------------------------------
                Capital Management Small-Cap
                Fund - Institutional Shares          S&P 600 Small-Cap Index
--------------------------------------------------------------------------------
01/12/99                 $250,000                           $250,000
02/28/99                  250,227                            225,531
05/31/99                  286,397                            249,462
08/31/99                  299,136                            249,843
11/30/99                  316,424                            260,905
02/29/00                  375,152                            310,076
05/31/00                  366,739                            284,822
08/31/00                  408,803                            320,335
11/30/00                  343,342                            280,929
 2/28/01                  372,592                            308,989
 5/31/01                  388,163                            323,375
 8/31/01                  360,914                            322,113
11/30/01                  330,936                            314,887


This graph depicts the performance of the Capital Management Small-Cap Fund's (the "Fund") Institutional Class Shares versus the S&P 600 Small-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

                  --------------- ----------------------------
                                       Since Commencement
                      One Year       of Operations (1/12/99)
                  --------------- ----------------------------
                      (3.61) %               10.21 %
                  --------------- ----------------------------


>>   The graph  assumes an initial  $250,000  investment  at  January  12,  1999
     (commencement  of  operations).   All  dividends  and   distributions   are
     reinvested.

>> At November 30, 2001, the value of the Fund's Institutional Class Shares would have increased to $330,936 - a cumulative total investment return of 32.37% since January 12, 1999.

>>   At November  30,  2001,  the value of a similar  investment  in the S&P 600
     Small-Cap Index would have grown to $314,887 - a cumulative total investment return of 25.95% since January 12, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 90.16%

      Apparel Manufacturing - 7.33%
        (a)Charming Shoppes, Inc. ..................................................                   1,500               $   7,410
        (a)Tommy Hilfiger Corporation ..............................................                   1,500                  20,100
                                                                                                                           ---------
                                                                                                                              27,510
                                                                                                                           ---------
      Biopharmaceuticals - 2.68%
        (a)Geron Corporation .......................................................                   1,000                  10,060
                                                                                                                           ---------

      Cosmetics & Personal - 4.66%
           The Dial Corporation ....................................................                   1,000                  17,510
                                                                                                                           ---------

      Educational Services - 2.63%
        (a)Sylvan Learning Systems, Inc. ...........................................                     500                   9,870
                                                                                                                           ---------

      Electrical Equipment - 7.25%
           Baldor Electric Company .................................................                     750                  15,390
        (a)KEMET Corporation .......................................................                     700                  11,830
                                                                                                                           ---------
                                                                                                                              27,220
                                                                                                                           ---------
      Electronics - Components - 3.62%
        (a)Axcelis Technologies, Inc. ..............................................                   1,000                  13,610
                                                                                                                           ---------

      Electronics - Semiconductor - 3.54%
        (a)Photronics, Inc. ........................................................                     500                  13,280
                                                                                                                           ---------

      Financials - Banks, Commercial - 6.97%
           Compass Bancshares, Inc. ................................................                     500                  13,515
           Cullen/Frost Bankers Inc. ...............................................                     450                  12,668
                                                                                                                           ---------
                                                                                                                              26,183
                                                                                                                           ---------
      Health Care - Medical Supplies - 3.11%
        (a)Manor Care, Inc. ........................................................                     500                  11,690
                                                                                                                           ---------

      Medical Supplies - 4.06%
        (a)Coherent, Inc. ..........................................................                     500                  15,250
                                                                                                                           ---------

      Oil & Gas - Drilling - 6.77%
           Cabot Oil & Gas Corporation .............................................                     650                  14,358
        (a)OSCA, Inc. ..............................................................                     600                  11,058
                                                                                                                           ---------
                                                                                                                              25,416
                                                                                                                           ---------
      Oil & Gas - Equipment & Services - 3.59%
        (a)Bolt Technology Corporation .............................................                   3,000                  13,500
                                                                                                                           ---------

      Power Producers - 4.80%
           Cleco Corporation .......................................................                     900                  18,036
                                                                                                                           ---------


                                                                                                                         (Continued)

                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Real Estate Investment - 5.30%
           Crown American Realty Trust ................................................                 2,500              $  19,900
                                                                                                                           ---------

      Restaurants & Food Service - 3.40%
        (a)RARE Hospitality International, Inc. .......................................                   650                 12,773
                                                                                                                           ---------

      Retail - Building Supplies - 3.78%
        (a)Advanced Energy Industries, Inc. ...........................................                   600                 14,196
                                                                                                                           ---------

      Transportation - Air - 3.72%
           SkyWest, Inc. ..............................................................                   600                 13,986
                                                                                                                           ---------

      Utilities - Gas - 5.38%
           South Jersey Industries, Inc. ..............................................                   600                 20,220
                                                                                                                           ---------

      Utilities - Water - 7.57%
           Philadelphia Suburban Corporation ..........................................                   700                 20,979
           Southwest Water Company ....................................................                   525                  7,444
                                                                                                                           ---------
                                                                                                                              28,423
                                                                                                                           ---------

           Total Common Stocks (Cost $299,054) ..............................................................                338,633
                                                                                                                           ---------

INVESTMENT COMPANIES - 6.65%

      Evergreen Money Market Institutional Money ......................................                 7,533                  7,533
           Market Fund Class Y Shares #218
      Evergreen Money Market Treasury Institutional Money .............................                17,473                 17,473
           Market Fund Class I Shares #495                                                                                 ---------

           Total Investment Companies (Cost $25,006) ........................................................                 25,006
                                                                                                                           ---------

Total Value of Investments (Cost $324,060 (b)) ........................................                 96.81%             $ 363,639
Other Assets Less Liabilities .........................................................                  3.19%                11,985
                                                                                                       ------              ---------
      Net Assets ......................................................................                100.00%             $ 375,624
                                                                                                       ======              =========

      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $328,366.  Unrealized  appreciation / (depreciation) of investments for federal income tax purposes is as follows:

           Unrealized appreciation ..........................................................................              $ 55,652
           Unrealized depreciation ..........................................................................               (20,379)
                                                                                                                           --------

                      Net unrealized appreciation ...........................................................              $ 35,273
                                                                                                                           ========


See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                         November 30, 2001


ASSETS
      Investments, at value (cost $324,060) .............................................................                 $ 363,639
      Cash ..............................................................................................                       661
      Due from advisor (note 2) .........................................................................                    23,297
      Other assets ......................................................................................                     5,327
                                                                                                                          ---------

           Total assets .................................................................................                   392,924
                                                                                                                          ---------

LIABILITIES
      Accrued expenses ..................................................................................                    17,300
                                                                                                                          ---------

NET ASSETS ..............................................................................................                 $ 375,624
                                                                                                                          =========

NET ASSETS CONSIST OF
      Paid-in capital ...................................................................................                 $ 435,236
      Distribution in excess of net investment income ...................................................                       (65)
      Accumulated net realized loss on investments ......................................................                   (99,126)
      Net unrealized appreciation on investments ........................................................                    39,579
                                                                                                                          ---------
                                                                                                                          $ 375,624
                                                                                                                          =========
INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($308,206 / 25,936 shares) ...................................................................                 $   11.88
                                                                                                                          =========

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($67,418 / 5,785 shares) .....................................................................                 $   11.65
                                                                                                                          =========
      Maximum offering price per share (100 / 97 of $11.65) .............................................                 $   12.01
                                                                                                                          =========

















See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended November 30, 2001


NET INVESTMENT INCOME

      Income
           Dividends ...........................................................................................          $   7,889
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) ...................................................................              4,714
           Fund administration fees (note 2) ...................................................................                589
           Distribution and service fees - Investor Class Shares (note 3) ......................................                548
           Custody fees ........................................................................................              3,980
           Registration and filing administration fees (note 2) ................................................                746
           Fund accounting fees (note 2) .......................................................................             36,047
           Audit fees ..........................................................................................             12,768
           Legal fees ..........................................................................................             19,462
           Securities pricing fees .............................................................................              2,383
           Shareholder recordkeeping fees ......................................................................             24,000
           Other accounting fees (note 2) ......................................................................             23,411
           Shareholder servicing expenses ......................................................................              3,469
           Registration and filing expenses ....................................................................              1,299
           Printing expenses ...................................................................................              2,576
           Trustee fees and meeting expenses ...................................................................              4,077
           Other operating expenses ............................................................................              2,599
                                                                                                                          ---------

               Total expenses ..................................................................................            142,668
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ............................................................           (130,220)
                    Investment advisory fees waived (note 2) ...................................................             (4,714)
                    Distribution and service fees waived - Investor Class Shares (note 3) ......................               (212)
                                                                                                                          ---------

               Net expenses ....................................................................................              7,522
                                                                                                                          ---------

                    Net investment income ......................................................................                367
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions ...........................................................            (48,370)
      Increase in unrealized appreciation on investments .......................................................             37,678
                                                                                                                          ---------

           Net realized and unrealized loss on investments .....................................................            (10,692)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ............................................          $ (10,325)
                                                                                                                          =========






See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                       November 30,     November 30,
                                                                                                           2001             2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
         Net investment income ...............................................................          $     367         $     538
         Net realized loss from investment transactions ......................................            (48,370)          (17,919)
         Increase (decrease) in unrealized appreciation on investments .......................             37,678           (11,363)
                                                                                                        ---------         ---------
              Net decrease in net assets resulting from operations ...........................            (10,325)          (28,744)
                                                                                                        ---------         ---------

     Distributions to shareholders
         From net investment income - Institutional Class Shares .............................               (905)                0
         In excess of net investment income - Institutional Class Shares .....................               (132)                0
         From net realized gain from investment transactions - Institutional Class Share .....            (28,734)          (19,440)
         From net realized gain from investment transactions - Investor Class Shares .........             (4,048)           (8,840)
                                                                                                        ---------         ---------
              Decrease in net assets resulting from distributions ............................            (33,819)          (28,280)
                                                                                                        ---------         ---------

     Capital share transactions
         (Decrease) increase in net assets resulting from capital share transactions (a) .....           (136,044)          391,228
                                                                                                        ---------         ---------

                     Total (decrease) increase in net assets .................................           (180,188)          334,204

NET ASSETS
     Beginning of year .......................................................................            555,812           221,608
                                                                                                        ---------         ---------

     End of year     (including undistributed net investment income of of $538 in 2000) ......          $ 375,624         $ 555,812
                                                                                                        =========         =========

(a) A summary of capital share activity follows:
                                                                    ----------------------------------------------------------------
                                                                            Year ended                          Year ended
                                                                         November 30, 2001                   November 30, 2000
                                                                      Shares            Value             Shares            Value
                                                                    ----------------------------------------------------------------
----------------------------------------------------------
                INSTITUTIONAL CLASS SHARES
----------------------------------------------------------
Shares sold ..............................................             10,530         $ 134,015            29,337         $ 426,427
Shares issued for reinvestment of distributions ..........              2,201            29,771             1,558            19,440
Shares redeemed ..........................................            (24,160)         (306,789)           (4,941)          (63,479)
                                                                    ---------         ---------         ---------         ---------
     Net (decrease) increase .............................            (11,429)        $(143,003)           25,954         $ 382,388
                                                                    =========         =========         =========         =========
----------------------------------------------------------
                  INVESTOR CLASS SHARES
----------------------------------------------------------
Shares sold ..............................................                218         $   2,911                 0         $       0
Shares issued for reinvestment of distributions ..........                303             4,048               714             8,840
Shares redeemed ..........................................                  0                 0                 0                 0
                                                                    ---------         ---------         ---------         ---------
     Net increase ........................................                521         $   6,959               714         $   8,840
                                                                    =========         =========         =========         =========
----------------------------------------------------------
                      FUND SUMMARY
----------------------------------------------------------
Shares sold ..............................................             10,748         $ 136,926            29,337         $ 426,427
Shares issued for reinvestment of distributions ..........              2,504            33,819             2,272            28,280
Shares redeemed ..........................................            (24,160)         (306,789)           (4,941)          (63,479)
                                                                    ---------         ---------         ---------         ---------
     Net (decrease) increase .............................            (10,908)        $(136,044)           26,668         $ 391,228
                                                                    =========         =========         =========         =========



See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES




------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended        Year ended       Period ended
                                                                                 November 30,      November 30,      November 30,
                                                                                     2001              2000            1999 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................         $   13.06         $   13.91         $   10.99

      (Loss) income from investment operations
           Net investment income (loss) .................................              0.02              0.03             (0.01)
           Net realized and unrealized (loss) gain on investments .......             (0.40)             1.06              2.93
                                                                                  ---------         ---------         ---------

               Total from investment operations .........................             (0.38)             1.09              2.92
                                                                                  ---------         ---------         ---------

      Distributions to shareholders from
           Net investment income ........................................             (0.03)             0.00              0.00
           Net realized gain from investment transactions ...............             (0.77)            (1.94)             0.00
                                                                                  ---------         ---------         ---------

               Total distributions ......................................             (0.80)            (1.94)             0.00
                                                                                  ---------         ---------         ---------

Net asset value, end of period ..........................................         $   11.88         $   13.06         $   13.91
                                                                                  =========         =========         =========

Total return ............................................................             (3.61)%            8.51 %           26.57 %
                                                                                  =========         =========         =========

Ratios/supplemental data
      Net assets, end of period .........................................         $ 308,206         $ 488,093         $ 158,754
                                                                                  =========         =========         =========


      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ................             30.23 %           24.48 %           55.71 %(b)
           After expense reimbursements and waived fees .................              1.50 %            1.50 %            1.50 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ................            (28.55)%          (22.72)%          (54.36)%(b)
           After expense reimbursements and waived fees .................              0.18 %            0.27 %           (0.15)%(b)

      Portfolio turnover rate ...........................................             61.84 %          131.47 %          145.58 %


(a)  For the period beginning January 12, 1999 (commencement of operations) to November 30, 1999.

(b)  Annualized.







See accompanying notes to financial statements                                                                           (Continued)


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended        Year ended       Period ended
                                                                                 November 30,      November 30,      November 30,
                                                                                     2001              2000            1999 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...............................              $   12.86         $   13.82         $   10.99

      (Loss) income from investment operations
           Net investment loss .....................................                  (0.05)            (0.08)            (0.10)
           Net realized and unrealized (loss) gain on investments ..                  (0.39)             1.06              2.93
                                                                                  ---------         ---------         ---------

               Total from investment operations ....................                  (0.44)             0.98              2.83
                                                                                  ---------         ---------         ---------

      Distributions to shareholders from
           Net realized gain from investment transactions ..........                  (0.77)            (1.94)             0.00
                                                                                  ---------         ---------         ---------

Net asset value, end of period .....................................              $   11.65         $   12.86         $   13.82
                                                                                  =========         =========         =========

Total return (b) ...................................................                  (4.20)%            7.67 %           25.75 %
                                                                                  =========         =========         =========

Ratios/supplemental data
      Net assets, end of period ....................................              $  67,418         $  67,719         $  62,854
                                                                                  =========         =========         =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ...........                  30.46 %           24.24 %           56.45 %(c)
           After expense reimbursements and waived fees ............                   2.12 %            2.25 %            2.25 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ...........                 (28.81)%          (22.55)%          (55.11)%(c)
           After expense reimbursements and waived fees ............                  (0.47)%           (0.56)%           (0.91)%(c)

      Portfolio turnover rate ......................................                  61.84 %          131.47 %          145.58 %

(a)  For the period beginning January 12, 1999 (commencement of operations) to November 30, 1999.

(b)  Total return does not reflect payment of a sales charge.

(c)  Annualized.







See accompanying notes to financial statements


                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Capital Management Small-Cap Fund (the "Fund"), an open-end investment company, is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended. The Fund began operations on January 12, 1999. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. The Fund pursues its investment objective by investing primarily in equity securities of small-capitalization ("small-cap") companies. The Fund considers a small-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $100 million to $1 billion. The Fund has an unlimited number of $0.01 par value beneficial interest shares that are authorized, which are divided into two classes - Institutional Class Shares and Investor Class Shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees (the "Trustees") determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.


                                                                     (Continued)

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



                  The Fund has capital loss carryforwards for federal income tax purposes of $94,832, which expires in the year 2009. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class shares and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $4,714 ($0.13 per share) and reimbursed $130,220 of the operating expenses incurred by the Fund for the year ended November 30, 2001.

         The Fund's administrator, The Nottingham Management Company, Inc. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.10% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus an additional fee of 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended November 30, 2001, the Distributor retained sales charges in the amount of $5.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Class Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets. The Fund incurred $548 of such expenses for the year ended November 30, 2001. The Distributor has voluntarily waived a portion of its fee amounting to $212 ($0.01 per share).


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $261,302 and $380,146, respectively, for the year ended November 30, 2001.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

         For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term and short-term capital gain to its shareholders. Of the total $0.77 per share distribution for the year ended November 30, 2001, the entire amount represents short-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Capital Management Investment Trust and Shareholders of Capital Management Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Capital Management Small-Cap Fund (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three periods in the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Management Small-Cap Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three periods in the year then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP


Pittsburgh, Pennsylvania
December 21, 2001

________________________________________________________________________________


                        CAPITAL MANAGEMENT SMALL-CAP FUND

________________________________________________________________________________

               a series of the Capital Management Investment Trust


                              Investor Class Shares



                                  Annual Report


                      FOR THE YEAR ENDED NOVEMBER 30, 2001





                               INVESTMENT ADVISOR
                       Capital Management Associates, Inc.
                                  140 Broadway
                            New York, New York 10005


                        CAPITAL MANAGEMENT SMALL-CAP FUND
                            116 South Franklin Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-888-626-3863


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Capital Management Small-Cap Fund (the "Fund"). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the fund nor the fund's distributor is a bank.

For more information about the Fund, including charges and expenses, call the fund for a free prospectus. You should read the prospectus carefully before you invest or send money.

Distributor: Shields & Company, 140 Broadway Street, 44th Floor, New York, New York 10005, Phone 1-212-320-3015

                         CAPITAL MANAGEMENT ASSOCIATES
                                  INCORPORATED

                       140 Broadway   New York, N.Y. 10005



INVESTMENT ADVISORS                                         Tel:  (212) 320-2000
                                                            Fax:  (212) 320-2040


                                                     January 2, 2002

Dear Fellow Shareholders,

         In future years, historians will inevitably associate the year 2001 with the shocking terrorist attack at the World Trade Center. The world watched in disbelief as our country suffered civilian losses at home. The attack dominated the news for months and overshadowed the continued decline of equity markets in the United States.
         However, this past year also contained significant political and financial uncertainty well before September 11th. We began the year by inaugurating a President who was forced to endure an acrimonious ballot recount and a seemingly endless series of dramatic, high level legal battles before his election was officially certified. In addition, the legislative branch of our government went to work this year in a 50/50 power stalemate because the Senate witnessed the rare, post election defection of a Senator from the Republican Party to the Independent Party giving control of the Senate to the Democratic Party. This combination of events left the country hoping that bipartisanism would not deteriorate into legislative "gridlock".
         Meanwhile, the U.S. economy was slowly sliding into a unique type of recession. It was statistically clear that the industrial manufacturing component of our economy was mired in a prolonged downturn as companies suffered from global competition and over-capacity at home. In contrast, consumers continued to spend money on houses and automobiles at a steady pace. Then the inevitable "old economy" response to declining profitability took place and companies began to cut costs by reducing payrolls. The miracle of the 1990's; low inflation, full employment and a booming growth rate, was proving to be short lived. Too many newly formed companies were running out of cash as investors waited for a return on their investment.
         The Federal Reserve seemed to recognize this potential problem in early January when it aggressively cut interest rates in attempt to prevent a deep recession. What resulted was a yearlong race between falling interest rates and the unemployment line. No matter what ailed the economy, (high energy costs, rising unemployment, the death of e-companies) the remedy offered was the same: interest rate reductions.
         However, many well-known economists were already pointing to the disturbing Japanese experience where reducing interest rates to "zero percent" failed to stimulate their stagnant economy. The Federal Reserve continued to cut rates throughout the year while consumers kept spending. Many Americans took advantage of these lower rates and refinanced their mortgage or paid down credit card obligations, which helped to increase liquidity in the system. In fact, late in the summer it appeared the U.S. economy was on the verge of a modest recovery.

                                                   Capital Management Associates

         Of course, the September 11th attack changed the domestic and international economic forecast within minutes. Financial markets around the world tumbled as dire forecasts made headline news. One news organization after another focused on terrorism, Anthrax and demoralizing economic statistics creating further uncertainty in the financial markets. Airlines and travel related businesses logically suffered the most immediate losses but the real danger was that the American consumer would stop all discretionary spending for an indefinite period of time.
         In response, President Bush immediately asked Congress for substantial financial aid for individual industries as well as disaster relief for those affected directly by the attack. At the same time, the Federal Reserve began to furiously pump money into our financial system to reduce pressure on financial institutions across the country. We believe that this combination of focused Government spending, increased liquidity and still lower interest rates will eventually fuel the recovery that has proven to be so elusive.

Recent Market Strategy
----------------------

         After considering these facts, all portfolios under the supervision of Capital Management Associates (CMA) were consistently positioned defensively during 2001. In addition, the majority of our investments were focused on stable, well-managed companies that enjoyed a dominant role in their particular industry. We focused on industries that supplied necessary goods and services to the public such as food, utilities and energy companies. Diversification across various sectors also helped CMA provide the portfolio stability that investors desire during periods of economic uncertainty and market volatility.

Current Economic Outlook
------------------------

         As we begin 2002 a variety of encouraging signs point to an economic recovery during the second or third quarter of the year. First and foremost, the job market appears to be stabilizing. Recently released unemployment numbers convincingly indicate that the worst of the layoffs are over by now which surprised many economic forecasters. A healthy job market increases the likelihood that consumers will continue spending on goods and services. But we do not expect employment to regain the robust strength of the late 1990's until the U.S. economy returns to at least a 3-4% growth rate.
         Low interest rates should continue to provide the second strong positive for the economy as long as the Federal Reserve remains committed to the prevention of a steep recession. Mortgage rates of less than 7% should enable millions of Americans to qualify for home loans and automobile financing. Low rates may also enable those families struggling with installment debt to restructure payments and regain financial health. Once again, we expect these positives to work their way through the system and prove a significant boost to consumer sentiment.

                                                   Capital Management Associates

         This recovery, however could face several serious problems that must be resolved. First, the manufacturing segment of the U.S. economy still suffers from excess over-capacity as companies incorporate productivity enhancing equipment and other new technologies. Second, American companies must strive to become the "low cost producer" of high quality products in a highly competitive global economy. Third, government policy must reflect a rational economic goal instead of the blatant politicization of every issue.

Current Portfolio Strategy
--------------------------

         At this time, CMA continues to position portfolios in a relatively conservative manner. We enter the new year with a cash reserve of 7% and a list of stocks that we will seek to purchase at lower prices. We remain invested in value stocks that we believe will preserve capital during any market reversal and we will move into more aggressive investments as an economic recovery becomes more evident.


                                               Joseph A. Zock
                                               President
                                               Capital Management Associates


--------------------------------------------------------------------------------
Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the fund and of the market in general and statements of the fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
--------------------------------------------------------------------------------

                        CAPITAL MANAGEMENT SMALL-CAP FUND
                              INVESTOR CLASS SHARES

                     Performance Update - $10,000 Investment

        For the period from January 12, 1999 (Commencement of Operations)
                              to November 30, 2001


[Line Graph Here]:


--------------------------------------------------------------------------------
                Capital Management Small-Cap
                Fund-Investor Shares                 S&P 600 Small-Cap Index
--------------------------------------------------------------------------------

01/12/99                $ 9,700                             $10,000
02/28/99                  9,691                               9,021
05/31/99                 11,077                               9,978
08/31/99                 11,545                               9,994
11/30/99                 12,198                              10,436
02/29/00                 14,441                              12,403
05/31/00                 14,083                              11,393
08/31/00                 15,666                              12,813
11/30/00                 13,133                              11,237
02/28/01                 14,224                              12,360
05/31/01                 14,785                              12,935
08/31/01                 13,716                              12,885
11/30/01                 12,582                              12,595


This graph depicts the performance of the Capital Management Small-Cap Fund's (the "Fund") Investor Class Shares versus the S&P 600 Small-Cap Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


                          Average Annual Total Returns

   ------------------------------ ------------- ----------------------------
                                                     Since Commencement
                                     One Year      of Operations (1/12/99)
   ------------------------------ ------------- ----------------------------
            No Sales Load            (4.20) %              9.44 %
   ------------------------------ ------------- ----------------------------
      3.00% Maximum Sales Load       (7.07) %              8.29 %
   ------------------------------ ------------- ----------------------------


>> The graph assumes an initial $10,000 investment ($9,700 after maximum sales load of 3.00%) at January 12, 1999 (commencement of operations). All dividends and distributions are reinvested.

>> At November 30, 2001, the value of the Fund's Investor Class Shares would have increased to $12,582 - a cumulative total investment return of 25.82% since January 12, 1999. Without the deduction of the 3.00% maximum sales load, the value of the Fund's Investor Shares would have increased to $12,971 - a cumulative total investment return of 29.71% since January 12, 1999. The sales load may be reduced or eliminated for larger purchases.

>> At November 30, 2001, the value of a similar investment in the S&P 600 Small-Cap Index would have grown to $12,595 - a cumulative total investment return of 25.95% since January 12, 1999.

>> Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 90.16%

      Apparel Manufacturing - 7.33%
        (a)Charming Shoppes, Inc. ..................................................                   1,500               $   7,410
        (a)Tommy Hilfiger Corporation ..............................................                   1,500                  20,100
                                                                                                                           ---------
                                                                                                                              27,510
                                                                                                                           ---------
      Biopharmaceuticals - 2.68%
        (a)Geron Corporation .......................................................                   1,000                  10,060
                                                                                                                           ---------

      Cosmetics & Personal - 4.66%
           The Dial Corporation ....................................................                   1,000                  17,510
                                                                                                                           ---------

      Educational Services - 2.63%
        (a)Sylvan Learning Systems, Inc. ...........................................                     500                   9,870
                                                                                                                           ---------

      Electrical Equipment - 7.25%
           Baldor Electric Company .................................................                     750                  15,390
        (a)KEMET Corporation .......................................................                     700                  11,830
                                                                                                                           ---------
                                                                                                                              27,220
                                                                                                                           ---------
      Electronics - Components - 3.62%
        (a)Axcelis Technologies, Inc. ..............................................                   1,000                  13,610
                                                                                                                           ---------

      Electronics - Semiconductor - 3.54%
        (a)Photronics, Inc. ........................................................                     500                  13,280
                                                                                                                           ---------

      Financials - Banks, Commercial - 6.97%
           Compass Bancshares, Inc. ................................................                     500                  13,515
           Cullen/Frost Bankers Inc. ...............................................                     450                  12,668
                                                                                                                           ---------
                                                                                                                              26,183
                                                                                                                           ---------
      Health Care - Medical Supplies - 3.11%
        (a)Manor Care, Inc. ........................................................                     500                  11,690
                                                                                                                           ---------

      Medical Supplies - 4.06%
        (a)Coherent, Inc. ..........................................................                     500                  15,250
                                                                                                                           ---------

      Oil & Gas - Drilling - 6.77%
           Cabot Oil & Gas Corporation .............................................                     650                  14,358
        (a)OSCA, Inc. ..............................................................                     600                  11,058
                                                                                                                           ---------
                                                                                                                              25,416
                                                                                                                           ---------
      Oil & Gas - Equipment & Services - 3.59%
        (a)Bolt Technology Corporation .............................................                   3,000                  13,500
                                                                                                                           ---------

      Power Producers - 4.80%
           Cleco Corporation .......................................................                     900                  18,036
                                                                                                                           ---------


                                                                                                                         (Continued)

                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                       Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

      Real Estate Investment - 5.30%
           Crown American Realty Trust ................................................                 2,500              $  19,900
                                                                                                                           ---------

      Restaurants & Food Service - 3.40%
        (a)RARE Hospitality International, Inc. .......................................                   650                 12,773
                                                                                                                           ---------

      Retail - Building Supplies - 3.78%
        (a)Advanced Energy Industries, Inc. ...........................................                   600                 14,196
                                                                                                                           ---------

      Transportation - Air - 3.72%
           SkyWest, Inc. ..............................................................                   600                 13,986
                                                                                                                           ---------

      Utilities - Gas - 5.38%
           South Jersey Industries, Inc. ..............................................                   600                 20,220
                                                                                                                           ---------

      Utilities - Water - 7.57%
           Philadelphia Suburban Corporation ..........................................                   700                 20,979
           Southwest Water Company ....................................................                   525                  7,444
                                                                                                                           ---------
                                                                                                                              28,423
                                                                                                                           ---------

           Total Common Stocks (Cost $299,054) ..............................................................                338,633
                                                                                                                           ---------

INVESTMENT COMPANIES - 6.65%

      Evergreen Money Market Institutional Money ......................................                 7,533                  7,533
           Market Fund Class Y Shares #218
      Evergreen Money Market Treasury Institutional Money .............................                17,473                 17,473
           Market Fund Class I Shares #495                                                                                 ---------

           Total Investment Companies (Cost $25,006) ........................................................                 25,006
                                                                                                                           ---------

Total Value of Investments (Cost $324,060 (b)) ........................................                 96.81%             $ 363,639
Other Assets Less Liabilities .........................................................                  3.19%                11,985
                                                                                                       ------              ---------
      Net Assets ......................................................................                100.00%             $ 375,624
                                                                                                       ======              =========

      (a)  Non-income producing investment.

      (b)  Aggregate cost for federal income tax purposes is $328,366.  Unrealized  appreciation / (depreciation) of investments for federal income tax purposes is as follows:

           Unrealized appreciation ..........................................................................              $ 55,652
           Unrealized depreciation ..........................................................................               (20,379)
                                                                                                                           --------

                      Net unrealized appreciation ...........................................................              $ 35,273
                                                                                                                           ========


See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                         November 30, 2001


ASSETS
      Investments, at value (cost $324,060) .............................................................                 $ 363,639
      Cash ..............................................................................................                       661
      Due from advisor (note 2) .........................................................................                    23,297
      Other assets ......................................................................................                     5,327
                                                                                                                          ---------

           Total assets .................................................................................                   392,924
                                                                                                                          ---------

LIABILITIES
      Accrued expenses ..................................................................................                    17,300
                                                                                                                          ---------

NET ASSETS ..............................................................................................                 $ 375,624
                                                                                                                          =========

NET ASSETS CONSIST OF
      Paid-in capital ...................................................................................                 $ 435,236
      Distribution in excess of net investment income ...................................................                       (65)
      Accumulated net realized loss on investments ......................................................                   (99,126)
      Net unrealized appreciation on investments ........................................................                    39,579
                                                                                                                          ---------
                                                                                                                          $ 375,624
                                                                                                                          =========
INSTITUTIONAL CLASS SHARES
      Net asset value, redemption and offering price per share
           ($308,206 / 25,936 shares) ...................................................................                 $   11.88
                                                                                                                          =========

INVESTOR CLASS SHARES
      Net asset value, redemption and offering price per share
           ($67,418 / 5,785 shares) .....................................................................                 $   11.65
                                                                                                                          =========
      Maximum offering price per share (100 / 97 of $11.65) .............................................                 $   12.01
                                                                                                                          =========

















See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                       STATEMENT OF OPERATIONS

                                                    Year ended November 30, 2001


NET INVESTMENT INCOME

      Income
           Dividends ...........................................................................................          $   7,889
                                                                                                                          ---------

      Expenses
           Investment advisory fees (note 2) ...................................................................              4,714
           Fund administration fees (note 2) ...................................................................                589
           Distribution and service fees - Investor Class Shares (note 3) ......................................                548
           Custody fees ........................................................................................              3,980
           Registration and filing administration fees (note 2) ................................................                746
           Fund accounting fees (note 2) .......................................................................             36,047
           Audit fees ..........................................................................................             12,768
           Legal fees ..........................................................................................             19,462
           Securities pricing fees .............................................................................              2,383
           Shareholder recordkeeping fees ......................................................................             24,000
           Other accounting fees (note 2) ......................................................................             23,411
           Shareholder servicing expenses ......................................................................              3,469
           Registration and filing expenses ....................................................................              1,299
           Printing expenses ...................................................................................              2,576
           Trustee fees and meeting expenses ...................................................................              4,077
           Other operating expenses ............................................................................              2,599
                                                                                                                          ---------

               Total expenses ..................................................................................            142,668
                                                                                                                          ---------

               Less:
                    Expense reimbursements (note 2) ............................................................           (130,220)
                    Investment advisory fees waived (note 2) ...................................................             (4,714)
                    Distribution and service fees waived - Investor Class Shares (note 3) ......................               (212)
                                                                                                                          ---------

               Net expenses ....................................................................................              7,522
                                                                                                                          ---------

                    Net investment income ......................................................................                367
                                                                                                                          ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss from investment transactions ...........................................................            (48,370)
      Increase in unrealized appreciation on investments .......................................................             37,678
                                                                                                                          ---------

           Net realized and unrealized loss on investments .....................................................            (10,692)
                                                                                                                          ---------

               Net decrease in net assets resulting from operations ............................................          $ (10,325)
                                                                                                                          =========






See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                       November 30,     November 30,
                                                                                                           2001             2000
------------------------------------------------------------------------------------------------------------------------------------

(DECREASE) INCREASE IN NET ASSETS
     Operations
         Net investment income ...............................................................          $     367         $     538
         Net realized loss from investment transactions ......................................            (48,370)          (17,919)
         Increase (decrease) in unrealized appreciation on investments .......................             37,678           (11,363)
                                                                                                        ---------         ---------
              Net decrease in net assets resulting from operations ...........................            (10,325)          (28,744)
                                                                                                        ---------         ---------

     Distributions to shareholders
         From net investment income - Institutional Class Shares .............................               (905)                0
         In excess of net investment income - Institutional Class Shares .....................               (132)                0
         From net realized gain from investment transactions - Institutional Class Share .....            (28,734)          (19,440)
         From net realized gain from investment transactions - Investor Class Shares .........             (4,048)           (8,840)
                                                                                                        ---------         ---------
              Decrease in net assets resulting from distributions ............................            (33,819)          (28,280)
                                                                                                        ---------         ---------

     Capital share transactions
         (Decrease) increase in net assets resulting from capital share transactions (a) .....           (136,044)          391,228
                                                                                                        ---------         ---------

                     Total (decrease) increase in net assets .................................           (180,188)          334,204

NET ASSETS
     Beginning of year .......................................................................            555,812           221,608
                                                                                                        ---------         ---------

     End of year     (including undistributed net investment income of of $538 in 2000) ......          $ 375,624         $ 555,812
                                                                                                        =========         =========

(a) A summary of capital share activity follows:
                                                                    ----------------------------------------------------------------
                                                                            Year ended                          Year ended
                                                                         November 30, 2001                   November 30, 2000
                                                                      Shares            Value             Shares            Value
                                                                    ----------------------------------------------------------------
----------------------------------------------------------
                INSTITUTIONAL CLASS SHARES
----------------------------------------------------------
Shares sold ..............................................             10,530         $ 134,015            29,337         $ 426,427
Shares issued for reinvestment of distributions ..........              2,201            29,771             1,558            19,440
Shares redeemed ..........................................            (24,160)         (306,789)           (4,941)          (63,479)
                                                                    ---------         ---------         ---------         ---------
     Net (decrease) increase .............................            (11,429)        $(143,003)           25,954         $ 382,388
                                                                    =========         =========         =========         =========
----------------------------------------------------------
                  INVESTOR CLASS SHARES
----------------------------------------------------------
Shares sold ..............................................                218         $   2,911                 0         $       0
Shares issued for reinvestment of distributions ..........                303             4,048               714             8,840
Shares redeemed ..........................................                  0                 0                 0                 0
                                                                    ---------         ---------         ---------         ---------
     Net increase ........................................                521         $   6,959               714         $   8,840
                                                                    =========         =========         =========         =========
----------------------------------------------------------
                      FUND SUMMARY
----------------------------------------------------------
Shares sold ..............................................             10,748         $ 136,926            29,337         $ 426,427
Shares issued for reinvestment of distributions ..........              2,504            33,819             2,272            28,280
Shares redeemed ..........................................            (24,160)         (306,789)           (4,941)          (63,479)
                                                                    ---------         ---------         ---------         ---------
     Net (decrease) increase .............................            (10,908)        $(136,044)           26,668         $ 391,228
                                                                    =========         =========         =========         =========



See accompanying notes to financial statements


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                     INSTITUTIONAL CLASS SHARES




------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended        Year ended       Period ended
                                                                                 November 30,      November 30,      November 30,
                                                                                     2001              2000            1999 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....................................         $   13.06         $   13.91         $   10.99

      (Loss) income from investment operations
           Net investment income (loss) .................................              0.02              0.03             (0.01)
           Net realized and unrealized (loss) gain on investments .......             (0.40)             1.06              2.93
                                                                                  ---------         ---------         ---------

               Total from investment operations .........................             (0.38)             1.09              2.92
                                                                                  ---------         ---------         ---------

      Distributions to shareholders from
           Net investment income ........................................             (0.03)             0.00              0.00
           Net realized gain from investment transactions ...............             (0.77)            (1.94)             0.00
                                                                                  ---------         ---------         ---------

               Total distributions ......................................             (0.80)            (1.94)             0.00
                                                                                  ---------         ---------         ---------

Net asset value, end of period ..........................................         $   11.88         $   13.06         $   13.91
                                                                                  =========         =========         =========

Total return ............................................................             (3.61)%            8.51 %           26.57 %
                                                                                  =========         =========         =========

Ratios/supplemental data
      Net assets, end of period .........................................         $ 308,206         $ 488,093         $ 158,754
                                                                                  =========         =========         =========


      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ................             30.23 %           24.48 %           55.71 %(b)
           After expense reimbursements and waived fees .................              1.50 %            1.50 %            1.50 %(b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees ................            (28.55)%          (22.72)%          (54.36)%(b)
           After expense reimbursements and waived fees .................              0.18 %            0.27 %           (0.15)%(b)

      Portfolio turnover rate ...........................................             61.84 %          131.47 %          145.58 %


(a)  For the period beginning January 12, 1999 (commencement of operations) to November 30, 1999.

(b)  Annualized.







See accompanying notes to financial statements                                                                           (Continued)


                                                  CAPITAL MANAGEMENT SMALL-CAP FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                        INVESTOR CLASS SHARES



------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Year ended        Year ended       Period ended
                                                                                 November 30,      November 30,      November 30,
                                                                                     2001              2000            1999 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ...............................              $   12.86         $   13.82         $   10.99

      (Loss) income from investment operations
           Net investment loss .....................................                  (0.05)            (0.08)            (0.10)
           Net realized and unrealized (loss) gain on investments ..                  (0.39)             1.06              2.93
                                                                                  ---------         ---------         ---------

               Total from investment operations ....................                  (0.44)             0.98              2.83
                                                                                  ---------         ---------         ---------

      Distributions to shareholders from
           Net realized gain from investment transactions ..........                  (0.77)            (1.94)             0.00
                                                                                  ---------         ---------         ---------

Net asset value, end of period .....................................              $   11.65         $   12.86         $   13.82
                                                                                  =========         =========         =========

Total return (b) ...................................................                  (4.20)%            7.67 %           25.75 %
                                                                                  =========         =========         =========

Ratios/supplemental data
      Net assets, end of period ....................................              $  67,418         $  67,719         $  62,854
                                                                                  =========         =========         =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ...........                  30.46 %           24.24 %           56.45 %(c)
           After expense reimbursements and waived fees ............                   2.12 %            2.25 %            2.25 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ...........                 (28.81)%          (22.55)%          (55.11)%(c)
           After expense reimbursements and waived fees ............                  (0.47)%           (0.56)%           (0.91)%(c)

      Portfolio turnover rate ......................................                  61.84 %          131.47 %          145.58 %

(a)  For the period beginning January 12, 1999 (commencement of operations) to November 30, 1999.

(b)  Total return does not reflect payment of a sales charge.

(c)  Annualized.







See accompanying notes to financial statements


                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The Capital Management Small-Cap Fund (the "Fund"), an open-end investment company, is a diversified series of shares of beneficial interest of the Capital Management Investment Trust (the "Trust"). The Trust was organized on October 18, 1994 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended. The Fund began operations on January 12, 1999. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, consisting of common and preferred stocks and securities convertible into common stocks. The Fund pursues its investment objective by investing primarily in equity securities of small-capitalization ("small-cap") companies. The Fund considers a small-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $100 million to $1 billion. The Fund has an unlimited number of $0.01 par value beneficial interest shares that are authorized, which are divided into two classes - Institutional Class Shares and Investor Class Shares.

         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Investor Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Class Shares purchased are subject to a maximum sales charge of three percent. Both classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees (the "Trustees") determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., Eastern time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net investment income and net realized gains in the accompanying statements.


                                                                     (Continued)

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



                  The Fund has capital loss carryforwards for federal income tax purposes of $94,832, which expires in the year 2009. It is the intention of the Trustees not to distribute any realized gains until the carryforwards have been offset or expire.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trustees. Distributions to shareholders are recorded on the ex-dividend date. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

         E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Capital Management Associates, Inc. (the "Advisor"), provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.50% of the average daily net assets of the Fund's Institutional Class shares and a maximum of 2.25% of the average daily net assets of the Fund's Investor Class shares. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $4,714 ($0.13 per share) and reimbursed $130,220 of the operating expenses incurred by the Fund for the year ended November 30, 2001.

         The Fund's administrator, The Nottingham Management Company, Inc. (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.10% of the next $50 million, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,250 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares, plus an additional fee of 0.01% of the average annual net assets. The contract with the Administrator provides that the aggregate fees for the aforementioned administration services shall not be less than $2,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                        CAPITAL MANAGEMENT SMALL-CAP FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 2001



         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Shields & Company, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of Investor Shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended November 30, 2001, the Distributor retained sales charges in the amount of $5.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor Class Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.75% per annum of the Investor Class Shares' average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares in the Fund or support servicing of Investor Class Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class Shares' average daily net assets. The Fund incurred $548 of such expenses for the year ended November 30, 2001. The Distributor has voluntarily waived a portion of its fee amounting to $212 ($0.01 per share).


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $261,302 and $380,146, respectively, for the year ended November 30, 2001.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

         For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term and short-term capital gain to its shareholders. Of the total $0.77 per share distribution for the year ended November 30, 2001, the entire amount represents short-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Capital Management Investment Trust and Shareholders of Capital Management Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Capital Management Small-Cap Fund (the "Fund"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three periods in the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Management Small-Cap Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three periods in the year then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP


Pittsburgh, Pennsylvania
December 21, 2001